497(e)
                                                                       333-31131

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The Equitable Life Assurance Society of the United States

SUPPLEMENT DATED AUGUST 5, 2002, TO THE CURRENT ACCUMULATOR, ACCUMULATOR SELECT, ("SELECT") ACCUMULATOR PLUS ("PLUS") AND ACCUMULATOR ELITE ("ELITE")
PROSPECTUSES
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This  supplement,  which is for use in the state of  Washington  ONLY,  modifies certain information in the above-referenced Prospectuses. Unless otherwise indicated, all other information in the Prospectuses remains unchanged. The modifications are as follows:

1. The contracts described in the above-referenced Prospectuses do not offer FMOs. Therefore, all references to the "Fixed Maturity Options ("FMOs")" are deleted in their entirety.

2. The contracts described in the above-referenced Prospectuses do not offer Principal Assurance. Therefore, all references, to the "Principal Assurance" feature are deleted in their entirety.

3. The contracts described in the above-referenced Prospectuses do not offer Protection Plus. Therefore, all references to the "Protection Plus" feature are deleted in their entirety.

4. The contracts described in the above-referenced Prospectuses do not offer the Income Manager option. Therefore, all references, to the Income Manager payout annuity option (including those under "Our Living Benefit option") are deleted in their entirety.

5. The contracts described in the above-referenced Prospectuses offer a "4% Roll-up to Age 85 enhanced death benefit" rather than a "6% Roll-up to Age 85 enhanced death benefit." Therefore, all references to the "6% Roll-up to Age 85 enhanced death benefit" are replaced with references to the "4% Roll-up to Age 85 enhanced death benefit." Also, in the Appendix entitled "Enhanced death benefit example," the following is added as the last sentence in the paragraph just below the chart:

     "If you have the "4% roll up to age 85 enhanced death benefit," the values presented in the "6% roll up to age 85 enhanced death benefit" would be lower."

6. In "Charges and expenses" under "Annual administrative charge," the first three sentences of the second paragraph are deleted and are replaced with the following:

     "We will deduct this charge from your value in the variable investment options on a pro rata basis."

7.   APPLICABLE TO ACCUMULATOR, PLUS, AND ELITE ONLY:

     a. In "Charges and expenses" under "15% free withdrawal amount," the last sentence is deleted.

     b. In "Fee table" under "Examples," the following sentence is added at the end of the first paragraph:

          "In addition, if the expenses reflected the 15% free withdrawal amount, the expenses would be lower."

     c. In "Charges and expenses" under "Disability, terminal illness or confinement to nursing home," items (i) and (iii) are deleted in their entirety and are replaced with the following:

       o "(i) a statement from an independent licensed physician stating that the annuitant meets the definition of total disability. Such total disability must be certified as having been continuous for a period of at least six months prior to the notice of claim and the annuitant must continue to be deemed totally disabled with re-certification being required every 12 months.

       o (iii) a nursing home for this purpose means any home, place or institution which operates or maintains facilities providing convalescent or chronic care, or both, for a period in excess of twenty-four consecutive hours for three or more patients not related by blood or marriage to the operator, who by reason of illness or infirmity, are unable to properly care for themselves and as further defined by Washington Law or regulation."

                    FOR USE IN THE STATE OF WASHINGTON ONLY

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           1290 AVENUE OF THE AMERICAS
                                  NEW YORK, NY

                                                                          X00422